UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             ----------------------

                                December 10, 2007
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)



      Michigan                         001-32428                30-0030900
(State or other jurisdiction     (Commission File Number)      (IRS Employer
 of incorporation)                                           Identification No.)



                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
          Year

     On February 12, 2007, the Registrant held a meeting of the Shareholders for the purpose of approving an amendment to the Registrant's Articles of
Incorporation to increase the number of authorized shares of the Registrant's Common Stock from 20,000,000 shares to 30,000,000 shares. Shareholders holding 3,092,375 of the shares of Common Stock voted in favor of approving the amendment to the Articles of Incorporation to increase the number of authorized shares. The number of shares voted in favor of the proposal was sufficient for the approval of the proposal. A form of Certificate of Amendment to the Articles of Incorporation is filed with this report as Exhibit 3.1 and incorporated by reference.

     On November 14, 2007, the Registrant held a meeting of the Shareholders for the purpose of approving an amendment to the Registrant's Articles of
Incorporation to increase the number of authorized shares of the Registrant's Common Stock from 30,000,000 shares to 100,000,000 shares. Shareholders holding 7,384,970 of the shares of Common Stock voted in favor of approving the amendment to the Articles of Incorporation to increase the number of authorized shares. The number of shares voted in favor of the proposal was sufficient for the approval of the proposal. A form of Certificate of Amendment to the Articles of Incorporation is filed with this report as Exhibit 3.2 and incorporated by reference.

     On December 18, 2007, the Registrant filed a Certificate of Correction with the Secretary of State of the State of Michigan to clarify in the Certificate of Amendment to the Articles of Incorporation dated December 10, 2007 that the amendment was adopted on the 12th day of February, and not the 2nd day of February 2007. A copy of the Certificate of Correction is attached hereto as
Exhibit 3.3 and incorporated by reference.

Item 9.01  Financial Statements and Exhibits.

          Exhibit No. Description

          3.1 Certificate of Amendment to the Articles of Incorporation dated December 10, 2007
          3.2 Certificate of Amendment to the Articles of Incorporation dated December 13, 2007
          3.3  Certificate of Correction dated December 18, 2007



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TARPON INDUSTRIES, INC.

                                         Date: December 19, 2007

                                         By:   /s/ James W. Bradshaw
                                            ------------------------------------
                                               James W. Bradshaw
                                               Chief Executive Officer